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                                                                    EXHIBIT 99.1

NEWSRELEASE                                                   [HUNTINGTON LOGO]

FOR IMMEDIATE RELEASE
JUNE 16, 2004

Contacts:


HUNTINGTON
----------
Media                                              Analysts
Jeri Grier-Ball            (614) 480-5413          Jay Gould   (614) 480-4060
                                                 Susan Stuart  (614) 480-3878

UNIZAN
------
Media                                               Analysts
Sandy Upperman             (330) 438-4858         Roger Mann   (330) 438-1118


           HUNTINGTON BANCSHARES INCORPORATED / UNIZAN FINANCIAL CORP.
             MERGER CLOSING WILL LIKELY BE DELAYED BEYOND EARLY JULY


         COLUMBUS, Ohio - Huntington Bancshares Incorporated (NASDAQ: HBAN) and Unizan Financial Corp. (NASDAQ:UNIZ) today announced that the closing of their merger will likely be delayed beyond the early July targeted closing date. The Federal Reserve Board has informed Huntington that it is extending its review period to coordinate further with the staff of the Securities and Exchange Commission regarding the SEC's ongoing formal investigation of Huntington and to complete its review of the Community Reinvestment Act aspects of the merger.
          Huntington continues to cooperate with the regulators in an effort to conclude the review process as expeditiously as possible. Although no new targeted closing date has been set, Huntington and Unizan intend to close the merger as soon as possible following the receipt of all necessary regulatory approvals.
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ABOUT HUNTINGTON

     Huntington Bancshares Incorporated is a $31 billion regional bank holding company headquartered in Columbus, Ohio. Through its affiliated companies, Huntington has more than 138 years of serving the financial needs of its customers. Huntington provides innovative retail and commercial financial products and services through more than 300 regional banking offices in Indiana, Kentucky, Michigan, Ohio and West Virginia. Huntington also offers retail and commercial financial services online at www.huntington.com; through its technologically advanced, 24-hour telephone bank; and through its network of nearly 700 ATMs. Selected financial service activities are also conducted in other states including: Dealer Sales offices in Florida, Georgia, Tennessee, Pennsylvania and Arizona; Private Financial Group offices in Florida; and Mortgage Banking offices in Florida, Maryland and New Jersey. International banking services are made available through the headquarters office in Columbus and additional offices located in the Cayman Islands and Hong Kong.

ABOUT UNIZAN

     Unizan Financial Corp., a $2.8 billion holding company, is a premier financial services organization headquartered in Canton, Ohio. The company operates 43 full-service retail financial centers in five metropolitan markets in Ohio - Canton, Columbus, Dayton, Newark and Zanesville. Through Unizan Financial Corp.'s subsidiaries, Unizan Bank, National Association; Unizan Financial Services Group, National Association; Unizan Banc Financial Services, Inc.; and Unizan Financial Advisors, Inc., the company offers its client base corporate and retail banking, Internet banking and wealth management products and services. Additionally, the company operates niche businesses in government guaranteed loan programs through its business lending centers in Cincinnati, Cleveland, Columbus and Dayton, Ohio; Detroit, Michigan; Mt. Arlington, New Jersey; and Indianapolis, Indiana; as well as aircraft lending centers in Columbus; Orlando, Florida; and Sacramento, California. For more information on Unizan Financial Corp. and its subsidiaries, visit the company on the Web at www.unizan.com.

FORWARD-LOOKING STATEMENT

     This press release contains certain forward-looking statements, including certain plans, expectations, goals, and projections relating to the timing of the Huntington / Unizan merger, which is subject to numerous assumptions, risks, and uncertainties. Actual timing could differ materially from that stated for a variety of factors including actions by the Federal Reserve Board or the Securities and Exchange Commission. All forward-looking statements included in this news release are based on information available at the time of the release.


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